UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 13, 2016

Date of Report (Date of earliest event reported)

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
4300 North First Street
San Jose, CA 95134
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
Harmonic Inc. (the “Company”) has previously announced that it will be presenting at Needham & Company’s 18th Annual Growth Conference in New York City on Thursday, January 14, 2016. The presentation, which is available on the Company’s website at www.harmonicinc.com under “About Us - Investor Relations”, includes the financial information set forth below relating to the Company’s fourth quarter of 2015.

The Company’s interim unaudited consolidated financial statements for the fourth quarter of 2015 have not been finalized and are not available. Based on the information that is currently available to the Company, it has prepared the following preliminary estimated financial information for the fourth quarter of 2015:

▪	bookings of $101 million;

▪	net revenue in the range of $84 million to $85 million;

▪	gross margin in the range of 54% to 55%;

▪	GAAP net loss per share in the range of ($0.08) to ($0.09); and

▪	non-GAAP net income (loss) per share in the range of ($0.01) to $0.00.

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.

The preliminary estimated financial information for the fourth quarter of 2015 set forth in this Current Report is subject to the completion of the Company’s financial closing procedures. The Company currently expect that its final results of operations will be consistent with the estimates set forth above, but such estimates are preliminary and the Company’s actual results of operations could differ materially from these estimates due to the completion of its financial closing procedures, final adjustments and other developments that may arise between now and the time the Company’s financial statements for the quarter and fiscal year ended December 31, 2015 are issued. The Company will release its unaudited fourth quarter and fiscal year 2015 financial results in mid-February 2016. The Company will also host a conference call on the release date to discuss the financial results and its outlook for the first quarter of 2016 and 2016 financial goals, including anticipated synergies from its previously announced pending acquisition of Thomson Video Networks ("TVN"), which the Company anticipates will close during the first quarter of 2016.

Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, the Company excludes a number of items required by GAAP. Company management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measure presented in this Current Report is net income (loss) per share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this Current Report to the most directly comparable historical GAAP financial measures is included below. The non-GAAP adjustments described below have historically been excluded from the Company’s GAAP financial measures. These adjustments are restructuring and related charges, impairment of long-term investment, TVN acquisition costs and non-cash items, such as stock-based compensation expense, amortization of intangibles, non-cash interest expense related to the Company's convertible debt and adjustments that normalize the tax rate. The effects of stock-based compensation expense specific to common stock options are directly impacted by unpredictable fluctuations in the Company’s stock price. The Company expects the variability of the above charges to have a significant impact on its GAAP financial results.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(In millions, except percentages and per share data)

	Three months ended Dec. 31, 2015
	Range
GAAP net loss from continuing operations	$(7.5)	$(6.5)
Stock-based compensation	3.8	3.8
Amortization of intangibles	1.5	1.5
Restructuring and related charges	0.7	0.7
TVN acquisition costs	1.3	1.3
Non-cash interest expense related to convertible debt	0.1	0.1
Discrete tax items and tax effect of non-GAAP adjustments	(1.0)	(0.9)
Non-GAAP net income (loss) from continuing operations	$(1.1)	$0.0

Net income (loss) per share from continuing operations:
GAAP	$(0.09)	$(0.08)
Non-GAAP	$(0.01)	$0.00

Shares used in net loss per share calculation-GAAP	84.9	84.9
Shares used in net income(loss) per share calculation-non-GAAP	84.9	85.6

Legal Notice Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) including statements related to the Company’s expectations regarding the Company’s bookings, net revenue, GAAP gross margins, non-GAAP gross margins, GAAP net income (loss) per share, and non-GAAP net income (loss) per share for the fourth quarter of 2015. The Company’s expectations regarding these matters may not materialize, and actual results are subject to risks and uncertainties that could cause actual results to differ materially from the updated guidance set forth in this release. These risks include, in no particular order, the following: the preliminary estimated financial information for the fourth quarter of 2015 set forth in this Current Report is subject to the completion of the Company’s financial closing procedures and, as a result, final amounts could differ for a variety of accounting and other reasons; the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; a strong U.S. dollar may have a negative impact on the Company’s business in certain international markets; risks related to the Company’s pending acquisition of Thomson Video Networks; the possibility that the Company’s products will not generate sales that are commensurate with its expectations or that the Company’s cost of revenue or operating expenses may exceed its expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on the Company’s sales and operations; the Company’s ability to develop new and enhanced products in a timely manner and market acceptance of its new or existing products; losses of one or more key customers; risks associated with the Company’s international operations, including in Ukraine; risks associated with the Company’s CCAP and VOS™ product initiatives, dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce the Company’s products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in the Company’s markets; risks associated with unpredictable sales cycles; the Company’s dependence on contract manufacturers and sole or limited source suppliers; the effect on the Company’s business of natural disasters; and the risk that the Company’s share repurchase program will not continue to result in material purchases of its common stock. The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K for the year ended December 31, 2014, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K. The forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements.
The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and Item 2.02 of this Current

Report on Form 8-K shall not be incorporated by reference into any filing by the under the Securities Act, or under the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2016	HARMONIC INC.

	By:	/s/ Harold Covert
Harold Covert
Chief Financial Officer